Exhibit 4

Certificate

Number

WWWW 00000455

COMMON STOCK

PAR VALUE $1.00

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

NEW YORK, NY OR CHICAGO, IL

Shares

* * 600620* * * * * *

* * * 600620* * * * *

* * * * 600620* * * *

* * * * * 600620* * *

* * * * * * 600620* *

POTLATCH CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

100,000,000 AUTHORIZED SHARES $1.00 PAR VALUE

THIS CERTIFIES THAT

is the owner of

MR. SAMPLE & MRS. SAMPLE &

MR. SAMPLE & MRS. SAMPLE

SIX HUNDRED THOUSAND

SIX HUNDRED AND TWENTY*

CUSIP 737628 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Potlatch Corporation (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Chairman of the Board

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE INVESTOR SERVICES, LLC.

(CHICAGO)

TRANSFER AGENT AND REGISTRAR,

Corporate Secretary

By

AUTHORIZED SIGNATURE

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN OWNERSHIP LIMITATIONS AND RESTRICTIONS ON TRANSFER, AS PROVIDED IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AND SUBJECT TO SUCH TERMS, CONDITIONS AND EXCEPTIONS AS SET FORTH THEREIN. A COPY OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION MAY BE OBTAINED FROM THE CORPORATION WITHOUT CHARGE. A VIOLATION OF THESE PROVISIONS COULD RESULT IN THE SHARES REPRESENTED HEREBY BEING TRANSFERRED TO A TRUST FOR THE BENEFIT OF A CHARITABLE BENEFICIARY, OR IN A PURPORTED SALE OR OTHER TRANSFER OF THESE SHARES BEING VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -		Custodian _________________
				(Cust)	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act __________________________
(State)
JT TEN	-	as joint tenants with right of survivorship	UNIF TRF MIN ACT		Custodian (until age) ______________
		and not as tenants in common		(Cust)	(Minor)
under Uniform Transfers to Minors Act _______________________
(State)

Additional abbreviations may also be used though not in the above list.

POTLATCH CORPORATION

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ________________________ 20 _____	Signature:

Signature(s) Guaranteed:	Signature:

BY:		Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.